UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025

ALEXANDRIA REAL ESTATE EQUITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Euclid Avenue, Pasadena, California 91101
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (626) 578-0777

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	ARE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    Alexandria Real Estate Equities, Inc., a Maryland corporation (“Alexandria” or the "Company"), held its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) on May 13, 2025. At the 2025 Annual Meeting, Alexandria’s stockholders approved the amendment and restatement of the Alexandria Real Estate Equities, Inc. Amended and Restated 1997 Stock Award and Incentive Plan (as amended and restated, the “Amended 1997 Incentive Plan”). Alexandria’s Board of Directors (the "Board") approved the Amended 1997 Incentive Plan on March 31, 2025, subject to, and effective upon, approval by Alexandria’s stockholders at the 2025 Annual Meeting. The primary purposes of the amendment and restatement are to:
(i)increase the aggregate number of shares of Alexandria’s common stock available for grant by 850,000 shares as of March 31, 2025;
(ii)specify the treatment of performance-based awards in the event of a change of control. Specifically, the Amended 1997 Incentive Plan specifies that, in the event of a change of control, if (i) the surviving or acquiring corporation (or its parent company) does not assume or continue such awards or substitute similar awards for such awards, or (ii) the award holder experiences an involuntary termination upon or within two years following such change of control, the vesting of such awards will be accelerated, with the vesting deemed to be satisfied at the greater of (x) the target level of performance or (y) the actual level of performance measured in accordance with the applicable performance goals as of the date of the change of control or the award holder’s involuntary termination, as applicable, unless otherwise determined by the Compensation Committee or the Board in writing at grant or unless otherwise provided in any written agreement between the Company and the participant;
(iii)clarify that stock options and stock appreciation rights (“SARs”) may not be granted under the Amended 1997 Incentive Plan. In addition, there are currently no outstanding stock options or SARs under the Amended 1997 Incentive Plan. As a result, (i) the repricing of stock options and SARs is not permissible under the Amended 1997 Incentive Plan and (ii) stock options and SARs cannot in any way impact the number of shares of Common Stock available for grant under the Amended 1997 Incentive Plan (i.e., the Amended 1997 Incentive Plan prohibits liberal share recycling with respect to stock options and SARs); and
(iv)extend the termination date to 10 years from the date of stockholder approval of the Amended 1997 Incentive Plan.

    A more detailed summary of the changes adopted in the Amended 1997 Incentive Plan is set forth in Alexandria’s definitive proxy statement for the 2025 Annual Meeting, filed with the Securities and Exchange Commission on April 2, 2025 (the “2025 Proxy Statement”). The foregoing summary and the summary contained in the 2025 Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended 1997 Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 5.07    Submission of Matters to a Vote of Security Holders.

    As noted above in Item 5.02, Alexandria held its 2025 Annual Meeting on May 13, 2025. At the 2025 Annual Meeting, there were present in person or by proxy 154,999,519 shares of Alexandria’s common stock, representing stockholders entitled to cast approximately 90% of the total outstanding eligible votes and constituting a quorum. Set forth below are the voting results for the five proposals considered and voted upon at the 2025 Annual Meeting, all of which proposals were described in the 2025 Proxy Statement.

1.    Election of Directors
    Alexandria’s stockholders elected, by the votes indicated below, eight persons to serve as directors of Alexandria until its 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The following table sets forth the results of the voting with respect to each candidate:

Director	For	Against	Abstained	Broker Non-Vote (1)
Joel S. Marcus	144,393,109	4,602,904	76,703	5,926,803
Steven R. Hash	140,953,519	8,053,434	65,763	5,926,803
Claire Aldridge, Ph.D.	148,800,509	233,579	38,628	5,926,803
James P. Cain	135,298,975	13,734,745	38,996	5,926,803
Maria C. Freire, Ph.D.	144,818,967	4,104,972	148,777	5,926,803
Richard H. Klein	137,434,313	11,598,197	40,206	5,926,803
Sheila K. McGrath	148,802,291	233,625	36,800	5,926,803
Michael A. Woronoff	146,074,145	2,956,884	41,687	5,926,803
(1)    Broker non-votes represent proxies that are uninstructed on a proposal and submitted by brokers or other nominees who lack discretionary authority to vote on the proposal absent instructions from the beneficial owner of shares of stock.

2.        Amendment and Restatement of the Amended 1997 Incentive Plan
Alexandria’s stockholders voted to approve the amendment and restatement of the Amended 1997 Incentive Plan, as disclosed in Alexandria's 2025 Proxy Statement. 142,218,524 votes were cast “for” the approval, 6,639,954 votes were cast “against” the approval, and 214,238 votes abstained. Additionally, there were 5,926,803 broker non-votes for this proposal.

3.    Non-binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers
    Alexandria’s stockholders voted, on a non-binding, advisory basis, to approve the compensation of its named executive officers, as disclosed in Alexandria’s 2025 Proxy Statement. 108,283,843 votes were cast “for” the approval, 40,344,648 votes were cast “against” the approval, and 444,225 votes abstained. Additionally, there were 5,926,803 broker non-votes for this proposal.

4.    Ratification of Appointment of Independent Public Registered Accountants

    Alexandria’s stockholders voted to ratify the appointment of Ernst & Young LLP as Alexandria’s independent registered public accountants for the fiscal year ending December 31, 2025. 136,684,474 votes were cast “for” the ratification, 18,216,075 votes were cast “against” the ratification, and 98,970 votes abstained. There were no broker non-votes for this proposal.

5.    Stockholder Proposal Titled "Simple Majority Vote"

    Alexandria’s stockholders voted to approve the stockholder proposal titled "Simple Majority Vote," as disclosed in Alexandria’s 2025 Proxy Statement. 125,287,429 votes were cast “for” the approval, 23,620,234 votes were cast “against” the approval, and 165,053 votes abstained. Additionally, there were 5,926,803 broker non-votes for this proposal.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Exhibit Title
10.1	Alexandria Real Estate Equities, Inc. Amended and Restated 1997 Stock Award and Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

May 15, 2025	By:	/s/ Marc E. Binda
Marc E. Binda
Chief Financial Officer and Treasurer